Exhibit 10
Agreements between the CIT Group and Comptronix Corporation


                                WAIVER LETTER



July 19, 1995




Comptronix Corporation
1800 Comptronix Drive
Guntersville, AL 35976

Gentlemen:

We refer to the Financing Agreement between us dated November 22, 1993 as amended (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein.

You have advised us that you are in violation of the financial covenants set forth in Section 7, Paragraphs 9 (EBITDA), 12 (Working Capital), 13 (Interest Coverage Ratio) and 16 (Fixed Charge Coverage Ratio) of the Financing Agreement for the fiscal period ending June 30, 1995.

This letter is to confirm our agreement that, solely with respect to said fiscal period the foregoing violations and/or breaches of the Financing Agreement shall not be deemed to be Defaults and/or Events of Default under the Financing Agreement. On and after the date hereof you shall be in compliance with all of the terms and provisions of the Financing Agreement (including, without limitation, the financial covenants referred to above).

In consideration of (i) our execution of this Waiver Letter you agree to pay us an Accommodation Fee of $7,500.00 and (ii) the preparation of this agreement by our in-house legal department you agree to pay to us a Documentation Fee of $195.00. Such fees shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan Account on the due date thereof.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This agreement shall not constitute a waiver of any other existing Defaults or Events of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Defaults or Events of Default whatsoever.




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If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.

Very truly yours,
THE CIT GROUP/BUSINESS
CREDIT, INC.


By:    /s/ M.H. Hampton
    ---------------------------

Title: Assistant Vice President




Read and Agreed to:

COMPTRONIX CORPORATION


By:    /s/ J.G. Andersen
    ---------------------------

Title: Chief Financial Officer





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

                               AMENDMENT LETTER



August 15, 1995


Comptronix Corporation
Three Maryland Farms
Suite 140
Brentwood, TN 37027


Gentlemen:

We refer to the Financing Agreement between us dated November 22, 1993 and all other documents and agreements executed in connection therewith, all as amended (collectively the "Agreement"). Capitalized terms used herein and defined in the Agreement shall have the same meanings as set forth therein unless otherwise specifically defined herein.

Effective immediately, it is hereby mutually agreed that the Agreement shall be, and hereby is, amended as follows:


(1) the EBITDA covenant contained in Paragraph 9 of Section 7 of the Agreement shall be, and hereby is, amended by deleting the entries for the periods ending "September 30, 1995" and "December 31, 1995 and thereafter" and inserting the following in lieu of thereof:

         FISCAL PERIOD                                                            EBITDA
         -------------                                                            ------
         "For the nine (9) months ending
         September 30, 1995                                                       $ 5,000,000.00
         For the twelve (12) months ending
         December 31, 1995                                                        $ 7,500,000.00
         For each twelve (12) months ending
         on each fiscal quarter thereafter                                        $10,000,000.00"

(2) The Working Capital covenant contained in Paragraph 12 of Section 7 of the Agreement shall be, and hereby is, amended by deleting the entries for the periods ending "September 30, 1995" and "December 31, 1995 and thereafter" and inserting the following in lieu thereof:

         FISCAL QUARTER                                                           WORKING CAPITAL
         --------------                                                           ---------------
         "For the quarter ending
         September 30, 1995                                                       $4,500,000.00
         For after the quarter ending
         December 31, 1995                                                        $5,500,000.00
         For each fiscal quarter thereafter                                       $7,000,000.00"

(3)      The Interest Coverage Ratio covenant contained in Paragraph 13 of
         Section 7 of the Agreement shall be, and hereby is amended by deleting the entries for the periods ending




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         "September 30, 1995 and "December 31, 1995" and thereafter and inserting the following in lieu thereof:

         FISCAL PERIOD                                                            RATIO
         -------------                                                            -----
         "For the nine (9) months
         ending September 30, 1995                                                 .40 to 1
         For the twelve (12) months
         ending December 31, 1995                                                  .65 to 1
         For the (12) months ending on each
         fiscal quarter thereafter                                                1.50 to 1."

(4)      The Fixed Charge Coverage Ratio covenant contained in Paragraph 16 of
         Section 7 of the Agreement shall be, and hereby is, amended by deleting the entries for the periods ending "September 30, 1995" and "December 31, 1995 and thereafter" and inserting the following in lieu thereof:

         FISCAL PERIODS                                                           RATIO
         --------------                                                           -----
         "For the nine (9) months ending
         September 30, 1995                                                        .45 to 1
         For the twelve (12) months ending
         December 31, 1995                                                        1.00 to 1
         For the twelve (12) months ending
         on each fiscal quarter thereafter                                        1.50 to 1."

In consideration of (i) our execution of this agreement you agree to pay us an Accommodation fee of $5,000.00 and (ii) the preparation of this agreement by our in-house legal department you agree to pay to us a Documentation Fee of $195.00. Such fees shall be due and payable in full upon execution of this agreement and may, at our option, be charged to your Revolving Loan account on the due date thereof.

Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Agreement is intended or implied.

If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.


Very truly yours,

THE CIT GROUP/BUSINESS
CREDIT, INC.


By:    /s/ M.H. Hampton
    ---------------------------
Title: Assistant Vice President


Read and Agreed to:

COMPTRONIX CORPORATION


By:    /s/ Joseph G. Andersen
    ---------------------------
Title: Chief Financial Officer


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